ADVISORSHARES TRUST

AdvisorShares Global Echo ETF

NYSE Arca Ticker: GIVE

Supplement dated December 30, 2015

to the Summary Prospectus, Prospectus, and Statement of Additional Information

dated November 1, 2015

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) for the AdvisorShares Global Echo ETF (the “Fund”) and should be read in conjunction with those documents.

Effective December 31, 2015, Andy Kaufman with Community Capital Management, Inc. (“CCM”), an investment sub-adviser to the Fund, will join Elliot Gilfarb and Julie Egan, and replace Michelle Rogers, as a portfolio manager of the Fund. All references to Ms. Rogers in the Summary Prospectus, Prospectus, and SAI are deleted as of that date. Specific revisions to the Fund’s documents relating to Ms. Egan and Messrs. Gilfarb and Kaufman are set forth below.

Summary Prospectus and Prospectus

The following replaces the corresponding portfolio manager information for CCM in the table on page 6:

Name and Title	Length of Service with Sub-Advisor
Julie Egan, Director of Municipal Research and Portfolio Manager	since 2009
Elliot Gilfarb, Senior Portfolio Manager	since 2006
Andy Kaufman, Senior Portfolio Manager	since 2015

Prospectus

The following replaces the corresponding portfolio manager information for CCM on pages 14 and 15 of the Prospectus:

Community Capital Management, Inc.

Julie Egan, Director of Municipal Research and Portfolio Manager

Ms. Egan is primarily responsible for municipal credit analysis and research. She also works with the portfolio management team in structuring new deals on behalf of clients. Ms. Egan joined Community Capital Management Inc. in 2009. From 2000 to 2009, Ms. Egan was a Senior Municipal Research Analyst and Director at Evergreen Asset Management Corporation, Wachovia’s asset management arm. Prior to that, she was a Senior Municipal Research Analyst for John Nuveen & Company, Inc. in Chicago. Ms. Egan began her investment career in 1986 and holds a BBA in Finance from Kent State University and an MBA from Case Western Reserve University.  She has been a consistent nominee for Smith's All-Star Municipal Analyst Team (Housing) and was elected to the 2015 All-Star First Team in Housing.  Ms. Egan serves on the Boards and as Treasurer of the National Federation of Municipal Analysts. She previously served as President for the Southern Municipal Finance Society from 2008 to 2010 and 2012.

Elliot Gilfarb, CFA, Senior Portfolio Manager

Mr. Gilfarb oversees the management of the firm’s separate accounts. His responsibilities include performing detailed portfolio analysis including attribution and holdings analytics, creating quarterly and monthly performance client reports, and working with the portfolio management team in the evaluation and pricing of fixed income securities. Mr. Gilfarb formerly worked as a Financial Advisor at Morgan Stanley. He holds a B.S. in Finance from The University of Florida, is a CFA charterholder, and is a member of the CFA Society of South Florida.

Andy Kaufman, Senior Portfolio Manager

Mr. Kaufman is a Senior Portfolio Manager primarily responsible for security selection, tactical fixed income asset allocation and yield curve positioning. He also works with the portfolio management team on cash flow modeling, scenario analysis and return forecasts. Mr. Kaufman began his career at BlackRock Financial Management in New York City, where he spent ten years as a fixed income analyst and portfolio manager. He joined BlackRock in the Portfolio Risk and Quantitative Analysis Group as an alternative investment portfolio analyst and quickly advanced to the Portfolio Management Group, where he was ultimately responsible for managing $200 billion in separate account portfolios. After his time at BlackRock, Mr. Kaufman relocated to south Florida and joined Mercantil Commercebank as a portfolio manager, where he was solely responsible for the bank’s MBS and CMBS portfolio totaling $1.75 billion. He holds a B.S. in Finance from The Pennsylvania State University.

Statement of Additional Information

The following replaces the corresponding information in the portfolio manager section of the SAI relating to the Fund (page 78):

Community Capital Management, Inc. Messrs. Gilfarb and Kaufman are paid fixed salaries, and Ms. Egan is paid a base salary with increases dependent upon increases in the Sub-Advisor’s assets under management. Each portfolio manager is eligible for an annual bonus at the Sub-Advisor’s discretion which is based upon the overall profitability of the Sub-Advisor.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund
Julie Egan*	None
Elliot Gilfarb*	None
Andy Kaufman**	None

* Information provided as of June 30, 2015.

** Information provided as of November 30, 2015.

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Other Accounts Managed by Portfolio Managers. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts as follows:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Julie Egan*	2	$1,682.5	1	$24.4	16	$317.9
Elliot Gilfarb*	3	$1,713.5	1	$24.4	16	$317.9
Andy Kaufman**	3	$1,783.1	1	$24.4	16	$321.3

* Information provided as of June 30, 2015.

** Information provided as of November 30, 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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